UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Penobscot Drive Redwood City, California	94063

(Address of principal executive offices)	(Zip Code)
(650) 556-3900

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     Effective April 11, 2006, the Board of Directors of Genomic Health, Inc. (the “Company”) elected Woodrow A. Myers, M.D., a member of the Board of Directors of the Company. A copy of the Company’s press release announcing Dr. Myers’ election to the Board of Directors as an independent director is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE.
     As disclosed under Item 5.02, effective April 11, 2006, the Company’s Board of Directors elected Woodrow A. Myers, M.D., a member of the Board of Directors. The Company’s press release announcing Dr. Myer’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
99.1      Press release issued by Genomic Health, Inc. dated April 11, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: April 14, 2006

GENOMIC HEALTH, INC.
By:	/s/ G. Bradley Cole
(signature)
Executive Vice President and Chief Financial Officer (title)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Genomic Health, Inc. dated April 11, 2006.